                                                                    EXHIBIT 99.1

                     MARTIN MIDSTREAM PARTNERS L.P. REPORTS
                   FOURTH QUARTER AND FISCAL YEAR 2002 RESULTS

     KILGORE, Texas, March 25, 2003 /PRNewswire-FirstCall via COMTEX/ -- Martin Midstream Partners L.P. (Nasdaq: MMLP) announced today its results of operations for the fourth quarter and year ended December 31, 2002.

     MMLP commenced the reporting of its own financial results on November 6, 2002, the date of its initial public offering. Prior to such date, MMLP's financial results are reported through the financial statements of its predecessor. The results of operations for the fourth quarter and year ended December 31, 2002 reflect the combination of such results prior to November 6, 2002 (Predecessor) and subsequent to November 6, 2002 (MMLP).

     MMLP and its predecessor reported combined income before income taxes for the fourth quarter of 2002 of $3.2 million, on combined revenues of $48.6 million, compared to income before income taxes of $1.0 million, on revenues of $33.3 million, for the fourth quarter of 2001. MMLP and its predecessor's combined income before income taxes for the year ended December 31, 2002 was $8.1 million, on revenues of $150.0 million, compared to income before income taxes of $7.4 million, on revenues of $163.1 million, for the year ended December 31, 2001.

     MMLP's reported net income for the 56-day period from November 6, 2002, the date of its initial public offering, through December 31, 2002 of $2.9 million*, on revenues of $33.7 million. Net income per limited partner unit for the 56-day period was $.40.

     Attached to this press release are MMLP's Consolidated and Combined Balance Sheets at December 31, 2002 and December 31, 2001, its Consolidated and Combined Statements of Operations for the twelve months and ended December 31, 2002 and 2001 and Consolidated and Combined Statements of Operations for the quarters ended December 31, 2002 and 2001. These financial statements should be read in conjunction with the information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

     Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said "We are pleased with our operating results since going public in November of 2002, and we look forward to a successful year in 2003. The Company is continuing to concentrate on its operations as well as potential growth opportunities that may arise in the future."

     Based on current operating conditions, MMLP anticipates that it will fully pay a minimum quarterly distribution of $0.50 per unit to its common and subordinated unitholders on May 15, 2003. In addition, based on current operating conditions, MMLP anticipates that it will fully pay all minimum quarterly distributions of $0.50 per unit to its common and subordinated unitholders for all quarterly periods through December 31, 2003.

* Contains no effect of income taxes since MMLP is a non-taxable partnership.

Conference Call

     A teleconference to review the fourth quarter and year end results will be held on Wednesday, March 26, 2003, at 8:00 a.m. Central Time. The conference call can be accessed by phone by calling (877) 407-8035. An audio replay of the conference call will be available by calling (877) 660-6853 from 10:00 a.m. Central Time on March 26, 2003 through 10:59 p.m. Central Time on April 2 2003. The access codes for the live call and the audio replay are as follows: Account No. 1628; Conference ID No. 60048. The audio replay of the conference call will also be archived on the Internet at http://www.martinmidstream.com.

About Martin Midstream Partners

     Martin Midstream Partners provides marine transportation, terminalling, distribution and midstream logistical services for producers and suppliers of hydrocarbon products and by-products, specialty chemicals and other liquids. The Company also manufactures and markets sulfur-based fertilizers and related products and owns an unconsolidated non-controlling 49.5% limited partnership interest in CF Martin Sulphur L.P., which operates a sulfur storage and transportation business. MMLP operates primarily in the Gulf Coast region of the United States.

     Additional information concerning the Company is available via the worldwide web at http://www.martinmidstream.com.

Forward-Looking Statements

     Statements about Martin Midstream Partners' outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, that could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. Such factors are discussed in "Risks Related to our Business" in MMLP's annual report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission on March 26, 2003. These factors include, but are not limited to: adverse weather conditions; reliance on its non-controlling interest in CF Martin Sulphur L.P.; the incurrence of material liabilities that are not fully covered by insurance; the price volatility and the supply availability of hydrocarbon products and by-products; restrictions in its debt agreements; the prospects for future acquisitions and its ability to make future acquisitions; the performance of recently acquired businesses; the seasonality of its business; the competition in the industry; changes in regulations on the federal, state and local level that are applicable to its business; the cost of attracting and retaining highly skilled personnel; the loss of significant commercial relationships with Martin Resource Management Corporation; interruption in operations at its facilities; federal regulations applicable to its marine vessels and regulations effecting the domestic tank vessel industry; cost reimbursements it is required to pay to Martin Resource Management Corporation; conflicts of interest and competition with Martin Resource Management Corporation; the decisions made by and the control of its general partner; and a decision by the IRS to tax MMLP as a corporation. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

Contacts:

Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC (903) 983-6200

                         MARTIN MIDSTREAM PARTNERS L.P.
              (SUCCESSOR TO MARTIN MIDSTREAM PARTNERS PREDECESSOR)
                    CONSOLIDATED AND COMBINED BALANCE SHEETS

                                                              DECEMBER 31,
                                                     ----------------------------
                                                         2002            2001
                                                     -------------  -------------
                                                     (PARTNERSHIP)  (PREDECESSOR)
                                                        (DOLLARS IN THOUSANDS)

                      ASSETS
Cash .............................................   $       1,734  $          62
Accounts and other receivables, less allowance for
     doubtful accounts of $296 and $355 ..........          20,225         14,669
Product exchange receivables .....................           1,040            356
Inventories ......................................          15,511         13,601
Due from affiliates ..............................             332             --
Other current assets .............................             273            137
                                                     -------------  -------------
     Total current assets ........................          39,115         28,825
                                                     -------------  -------------

Property, plant, and equipment, at cost ..........          83,345         85,409
Accumulated depreciation .........................         (27,488)       (28,335)
                                                     -------------  -------------
     Property, plant and equipment, net ..........          55,857         57,074
                                                     -------------  -------------

Goodwill .........................................           2,922          2,922
Other assets, net ................................           2,561            132
                                                     -------------  -------------
                                                     $     100,455  $      88,953
                                                     =============  =============

          LIABILITIES AND CAPITAL/EQUITY

Current installments of long-term debt ...........   $          --  $         970
Trade and other accounts payable .................          14,007          8,853
Product exchange payables ........................           2,285          4,109
Other accrued liabilities ........................           2,057            862
                                                     -------------  -------------
     Total current liabilities ...................          18,349         14,794
                                                     -------------  -------------

Long-term debt, net of current installments ......          35,000          7,845
Due to affiliates ................................              --         36,796
Deferred income taxes ............................              --          9,319
Other liabilities ................................              --          1,441
                                                     -------------  -------------
     Total liabilities ...........................          53,349         70,195
                                                     -------------  -------------
Owner's equity ...................................              --         18,758
Partners' capital ................................          47,106             --
Commitments and contingencies ....................
                                                     -------------  -------------
                                                     $     100,455  $      88,953
                                                     =============  =============

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                         MARTIN MIDSTREAM PARTNERS L.P.
              (SUCCESSOR TO MARTIN MIDSTREAM PARTNERS PREDECESSOR)
               CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS


                                                             PERIOD FROM        PERIOD FROM
                                                             NOVEMBER 6,         JANUARY 1,
                                                                2002               2002
                                                              THROUGH             THROUGH           YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31,       NOVEMBER 5,        DECEMBER 31,       DECEMBER 31,
                                                                2002               2002                2002               2001
                                                            -------------      -------------      -------------      -------------
                                                             PARTNERSHIP        PREDECESSOR          COMBINED         PREDECESSOR
                                                                                                  -------------      -------------
                                                                   (DOLLARS IN THOUSANDS EXCEPT PER UNIT AMOUNTS)
Revenues:
     Marine transportation ............................     $       4,104      $      20,336      $      24,440      $      28,637
     Terminalling .....................................               937              4,221              5,158              4,368
     Product sales:
         LPG distribution .............................            23,361             69,047             92,408             98,615
         Fertilizer ...................................             5,344             22,556             27,900             31,498
                                                            -------------      -------------      -------------      -------------
                                                                   28,705             91,603            120,308            130,113
                                                            -------------      -------------      -------------      -------------
             Total revenues ...........................            33,746            116,160            149,906            163,118
                                                            -------------      -------------      -------------      -------------
Costs and expenses:
     Cost of products sold:
         LPG distribution .............................            22,109             65,081             87,190             93,664
         Fertilizer ...................................             4,327             18,991             23,318             26,103
                                                            -------------      -------------      -------------      -------------
                                                                   26,436             84,072            110,508            119,767
Expenses:
     Operating expenses ...............................             3,056             16,654             19,710             20,472
     Selling, general and administrative ..............               857              5,767              6,624              7,513
     Depreciation and amortization ....................               747              3,741              4,488              4,122
                                                            -------------      -------------      -------------      -------------
         Total costs and expenses .....................            31,096            110,234            141,330            151,874
                                                            -------------      -------------      -------------      -------------
         Operating income .............................             2,650              5,926              8,576             11,244
                                                            -------------      -------------      -------------      -------------
Other income (expense):
     Equity in earnings of unconsolidated entities ....               599              2,565              3,164              1,477
     Interest expense .................................              (345)            (3,283)            (3,628)            (5,390)
     Other, net .......................................                 5                 47                 47                 82
                                                            -------------      -------------      -------------      -------------
         Total other income (expense) .................               259               (676)              (417)            (3,831)
                                                            -------------      -------------      -------------      -------------
Income before income taxes ............................             2,909              5,250              8,159              7,413
Income taxes ..........................................                --              1,959              1,959              2,735
                                                            -------------      -------------      -------------      -------------
Net income ............................................     $       2,909      $       3,291      $       6,200      $       4,678
                                                            =============      =============      =============      =============
General partner's interest in net income ..............     $          58
Limited partners' interest in net income ..............     $       2,851
Net income per limited partner unit ...................     $         .40
Weighted average limited partner units ................         7,153,362

These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                         MARTIN MIDSTREAM PARTNERS L.P.
              (SUCCESSOR TO MARTIN MIDSTREAM PARTNERS PREDECESSOR)
               CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS


                                                              COMBINED       PREDECESSOR
                                                            -----------      -----------
                                                            4TH QUARTER      4TH QUARTER
                                                                2002             2001
                                                            -----------      -----------
                                                               (DOLLARS IN THOUSANDS)
Revenues:
     Marine transportation ............................     $     6,613      $     6,194
     Terminalling .....................................           1,417            1,059
     Product sales:
         LPG distribution .............................          33,191           18,665
         Fertilizer ...................................           7,343            7,337
                                                            -----------      -----------
                                                                 40,534           26,002
                                                            -----------      -----------
             Total revenues ...........................          48,564           33,255
                                                            -----------      -----------
Costs and expenses:
     Cost of products sold:
         LPG distribution .............................          31,584           18,331
         Fertilizer ...................................           6,257            5,781
                                                            -----------      -----------
                                                                 37,841           24,112
Expenses:
     Operating expenses ...............................           4,985            4,576
     Selling, general and administrative ..............           1,671            1,756
     Depreciation and amortization ....................           1,132            1,060
                                                            -----------      -----------
         Total costs and expenses .....................          45,629           31,504
                                                            -----------      -----------
         Operating income .............................           2,935            1,751
                                                            -----------      -----------
Other income (expense):
     Equity in earnings of unconsolidated entities ....             928              534
     Interest expense .................................            (652)          (1,307)
     Other, net .......................................              11               29
                                                            -----------      -----------
         Total other income (expense) .................             287             (744)
                                                            -----------      -----------
Income before income taxes ............................           3,222            1,007
Income taxes ..........................................             141              380
                                                            -----------      -----------
Net income ............................................     $     3,081      $       627
                                                            ===========      ===========


These financial statements should be read in conjunction with the accompanying notes and other information included in MMLP's related Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.